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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005


                        CIT Home Equity Loan Trust 2002-1
             (Exact Name of Registrant as Specified in its Charter)


                    Delaware                                333-65554-03                             N/A
 (State or other jurisdiction of incorporation)       (Commission File Number)        (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                                   1 CIT Drive
                                 Livingston, NJ
                                   07039-0491
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (973) 740-5000



                                       N/A
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01.                 Financial Statements and Exhibits.
                           ----------------------------------
(c).     Exhibits.

         The following are filed herewith. The exhibit numbers correspond with items 601 of Regulation S-K.

Exhibit No.                         Description
-----------                         -----------
99.1                                Pool Data Report


                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIT Home Equity Loan Trust 2002-1


                                      By: THE CIT GROUP/CONSUMER FINANCE, INC.
                                       as Servicer


                                      By: /s/ Usama Ashraf
                                          ---------------------------------
                                          Name:      Usama Ashraf
                                          Title:     Vice President




Dated:   August 31, 2005